UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 19, 2019

Menlo Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38356	45-3757789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

200 Cardinal Way, 2nd Floor

Redwood City, California 94063

(Address of principal executive offices, including ZIP code)

(650) 486-1416

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2019, Mary Spellman, M.D., Chief Medical Officer of Menlo Therapeutics Inc., a Delaware corporation (“Menlo” or the “Company”), notified the Company of her decision to leave her position with the Company, effective May 31, 2019 (the “Effective Date”), to pursue other opportunities. Dr. Spellman will continue to serve as the Company’s Chief Medical Officer through the Effective Date. Upon Dr. Spellman’s departure, near-term responsibilities for the ongoing clinical trials will be assumed by Menlo’s clinical staff, including Paul Kwon, M.D., the Company’s current Chief Scientific Officer and former Chief Medical Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Menlo Therapeutics, Inc.

/s/ Kristine Ball
Date: April 22, 2019	By: Kristine Ball
Senior Vice President, Corporate Strategy and
Chief Financial Officer